1290 Funds®

1290 SmartBeta Equity Fund

SUPPLEMENT DATED JANUARY 12, 2024 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2023, as supplemented, of 1290 Funds® (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI and retain it for future reference. You can find the Fund’s Summary Prospectus, Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and other information about the Fund online at www.1290Funds.com. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio management team for the 1290 SmartBeta Equity Fund.

Effective January 12, 2024, Gideon Smith, CFA® of AXA Investment Managers US, Inc. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the 1290 SmartBeta Equity Fund. All references to Gideon Smith in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.